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                                                                   Exhibit 10.08
                                INGRAM MICRO INC.

                        KEY EMPLOYEE STOCK PURCHASE PLAN

            SECTION 1. PURPOSE. The purposes of the Ingram Micro Inc. Key Employee Stock Purchase Plan are to promote the interests of Ingram Micro Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of Micro and its Affiliates, as defined below;
(ii) motivating such employees by means of an equity-based incentive to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of Micro.

            SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

            "ACQUISITION AGREEMENT" means an agreement substantially in the form attached hereto as Exhibit A, in the case of Shares acquired under Section 6, or Exhibit B in the case of Shares of Restricted Stock acquired under Section 7, in each case to be executed by Micro and a Participant as a condition to such acquisition by such Participant.

            "ACQUISITION DATE" means the date that a Participant has executed the applicable Acquisition Agreement and, in the case of purchases in accordance with Section 6(c) hereof, paid for the shares to be purchased as required thereby.

            "AFFILIATE" means (i) any entity that is, directly or indirectly, controlled by Micro and (ii) any other entity in which Micro has a significant equity interest or which has a significant equity interest in Micro, in either case as determined by the Committee.

            "BOARD" means the Board of Directors of Micro.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITTEE", prior to the registration of any class of Micro Common Stock under Section 12 of the Exchange Act, means either the Board or the Committee, as hereinafter defined, and, after such registration, means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from
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time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

            "EMPLOYEE" means an employee of Micro or any Affiliate.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE AGREEMENT" means the Exchange Agreement among Ingram Industries Inc., Ingram Entertainment Inc., Micro and the other Persons set forth on the signature pages thereof pursuant to which Micro will be split-off from Ingram Industries Inc.

            "EXECUTIVE OFFICER" means, at any time, an individual who is an executive officer of Micro within the meaning of Exchange Act Rule 3b-7 or who is an officer of Micro within the meaning of Exchange Act Rule 16a-1(f).

            "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares, the lack of liquidity of the Shares, the fact that the Shares may represent a minority interest and such other factors as the Committee shall in its discretion deem relevant or appropriate.

            "INGRAM FAMILY" means Martha Ingram, her descendants (including any adopted persons and their descendants) and their respective spouses.

            "MICRO" means Ingram Micro Inc., together with any successor thereto.

            OFFICER" means any employee whose aggregate direct annual remuneration from Micro exceeds $60,000 and who is appointed by the Board to a position of significant managerial responsibility within Micro.

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            "PARTICIPANT" means any Employee selected by the Committee to participate in the Plan and who executes an Acquisition Agreement (and to the extent applicable, any heirs or legal representatives thereof).

            "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

            "PLAN" means this Ingram Micro Inc. Key Employee Stock Purchase
Plan.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement referred to in, and to be entered into at the closing of the transactions contemplated by, the Exchange Agreement.

            "RESTRICTED STOCK" means any Shares granted under Section 7 of the Plan.

            "RULE 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereunder as in effect from time to time.

            "SEC" means the Securities and Exchange Commission or any successor thereto.

            "SHARES" means shares of Class B Common Stock, $.01 par value, of Micro, or such other securities of Micro as may be designated by the Committee from time to time.

            "TRANSFER RESTRICTIONS AGREEMENT" means the Transfer Restrictions Agreement referred to in, and to be entered into at the closing of the transactions contemplated by, the Exchange Agreement.

            SECTION 3. ADMINISTRATION.

            (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting Micro, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by Acquisition Agreements; (iii) determine the terms and conditions of any Acquisition Agreement; (iv) determine whether, to what extent, and under what circumstances Acquisition Agreements may be amended or

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terminated and shares acquired thereunder may be reacquired or transferred; (v)
interpret and administer the Plan and any Acquisition Agreement or other instrument or agreement relating to, or made under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

            (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Acquisition Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including Micro, any Affiliate, any Participant, any holder or beneficiary of any Acquisition Agreement, any shareholder and any Employee.

            SECTION 4. SHARES AVAILABLE FOR ACQUISITION AGREEMENTS.

            (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares which may be issued under the Plan shall be 4,000,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of Micro may receive Acquisition Agreements under the Plan in any calendar year that relate to more than 600,000 Shares.

            (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of Micro, issuance of warrants or other rights to purchase Shares or other securities of Micro, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares of Micro (or number and kind of other securities or property) with respect to which Acquisition Agreements may thereafter be entered into hereunder; provided, in each case, that except to the extent deemed desirable by the

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Committee no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of
Section 162(m) of the Code, as from time to time amended.

            (c) Sources of Shares. Any Shares delivered pursuant to an Acquisition Agreement may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

            SECTION 5. ELIGIBILITY. Any Employee, including any Officer or employee-director of Micro or any Affiliate shall be eligible to be designated a Participant.

            SECTION 6. SHARE PURCHASES.

            (a) Grant. Subject to the provisions of the Plan and contractual restrictions affecting Micro, the Committee shall have sole and complete authority to determine the Employees eligible to purchase Shares hereunder, the number of Shares available for purchase by each such Participant, the purchase price therefor and the conditions and limitations applicable to such purchase, the duration of the period during which, and the conditions under which, such Shares may be repurchased by Micro, and the other terms and conditions of the related Acquisition Agreements.

            (b) Purchase Price. Subject to the provisions of the Plan and any contractual provisions affecting Micro, the Committee in its sole discretion shall establish the purchase price at the time the opportunity to purchase Shares hereunder is made available to a Participant.

            (c) Payment. No Shares shall be delivered hereunder until payment in full of the purchase price therefor is received by Micro. Such payment may be made in cash or its equivalent, pursuant to financing arrangements approved by the Committee, including loans to Participants made by Micro, or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents and such financing arrangements is at least equal to such purchase price.

            SECTION 7. RESTRICTED STOCK. Subject to the provisions of the Plan and contractual provisions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the

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Restricted Stock may be forfeited to Micro, and the other terms and conditions of the related Acquisition Agreements.

            SECTION 8. TRANSFER RESTRICTIONS. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan or the applicable Acquisition Agreement. Each Acquisition Agreement shall include provisions established by the Committee setting forth the terms and conditions under which Micro shall be obligated to purchase, and the Participant shall be obligated to sell, the Shares to be issued under the Acquisition Agreement. Certificates issued in respect of Shares shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with Micro. To the extent provided in the applicable Acquisition Agreement, upon the lapse of restrictions applicable to such Shares Micro shall deliver such certificates to the Participant upon request.

            SECTION 9. TERMINATION OF EMPLOYMENT. In the event of the Participant's termination of employment, the terms of the applicable Acquisition Agreement shall determine the treatment of the Shares acquired thereunder. Except as the Committee may otherwise determine, for purposes hereof any termination of a participant's employment for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination.

            SECTION 10. AMENDMENT AND TERMINATION.

            (a) Amendments to the Plan. Subject to any contractual restrictions affecting Micro, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

            (b) Amendments to Acquisition Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or

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terminate, any Acquisition Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant under any Acquisition Agreement shall not to that extent be effective without the consent of the affected Participant.

            SECTION 11. GENERAL PROVISIONS.

            (a) No Rights to Purchase or Otherwise Acquire Shares. No Employee, Participant or other Person shall have any claim to be granted the opportunity to purchase or otherwise acquire any Shares hereunder, and there is no obligation for uniformity of treatment of Employees or Participants. The terms and conditions of Acquisition Agreements need not be the same with respect to each recipient.

            (b) Share Certificates. All certificates for Shares or other securities of Micro or any Affiliate delivered under the Plan pursuant to any Acquisition Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Acquisition Agreement or the rules, regulations and other requirements of the SEC or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (c) Withholding. A Participant may be required to pay to Micro or any Affiliate and Micro or any Affiliate shall have the right and is hereby authorized to withhold from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities or other property) of any applicable withholding taxes in respect of the acquisition of Shares hereunder, the lapse of any restrictions on transfer of the Shares acquired hereunder or the vesting of Shares acquired hereunder and to take such other action as may be necessary in the opinion of Micro to satisfy all obligations for the payment of such taxes. The Committee may in its discretion provide for additional cash payments to Participants to defray or offset any tax arising from any such acquisition, lapse or vesting relating to any Acquisition Agreement.

            (d) Execution of Acquisition Agreement; Disposition of Shares. No Shares shall be issued hereunder unless and until an Acquisition Agreement shall be executed

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by Micro and the Participant. Each certificate representing Shares so acquired shall bear an appropriate legend setting forth the restrictions on transfer of such Shares as provided by such Acquisition Agreement.

            (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent Micro or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

            (f) No Right to Employment. The execution of an Acquisition Agreement shall not be construed as giving a Participant the right to be retained in the employ of Micro or any Affiliate. Further, Micro or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Acquisition Agreement.

            (g) Rights as a Stockholder. Subject to the provisions of the applicable Acquisition Agreement, each Participant holding Shares acquired hereunder shall be entitled to the rights of a stockholder in respect of such Shares.

            (h) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Acquisition Agreement shall be determined in accordance with the laws of the State of Delaware.

            (i) Severability. If any provision of the Plan or any Acquisition Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Acquisition Agreement, or would disqualify the Plan or any Acquisition Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Acquisition Agreement, such provision shall be stricken as to such jurisdiction, Person or Acquisition Agreement and the remainder of the Plan and any such Acquisition Agreement shall remain in full force and effect.

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            (j) Other Laws. The Committee may refuse to issue or transfer any
Shares or other consideration under an Acquisition Agreement if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle Micro to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to Micro by a Participant in connection therewith shall be promptly refunded to the relevant Participant. Without limiting the generality of the foregoing, no Acquisition Agreement shall be construed as an offer to sell securities of Micro, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

            (k) No Trust or Fund Created. Neither the Plan nor any Acquisition Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Micro or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Micro or any Affiliate pursuant to an Acquisition Agreement, such right shall be no greater than the right of any unsecured general creditor of Micro or any Affiliate.

            (l) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Acquisition Agreement, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

            (m) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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            SECTION 12. TERM OF THE PLAN.

            (a) Effective Date. The Plan shall be effective as of April 30, 1996, subject to approval by the shareholders of Micro.

            (b) Expiration Date. The Plan shall terminate upon the earlier of
(i) the first underwritten registered public offering in the United States of any class of common stock of Micro or (ii) December 31, 1996. Unless otherwise expressly provided in the Plan or in an applicable Acquisition Agreement, any Acquisition Agreement may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Acquisition Agreement or to waive any conditions or rights under any such Acquisition Agreement shall, continue after such termination date.

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                                    EXHIBIT A

                              ACQUISITION AGREEMENT
                       (KEY EMPLOYEE STOCK PURCHASE PLAN)
                               (PURCHASED SHARES)

            This Agreement, entered into this ____ day of __________, 1996 by and between INGRAM MICRO INC., a Delaware corporation ("MICRO"), and __________ ("PARTICIPANT").

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. All capitalized terms used but not defined herein will have the meaning given those terms in the Ingram Micro Inc. Key Employee Stock Purchase Plan (the "Plan").

            SECTION 2. PURCHASE AND SALE. Micro hereby sells to Participant, and Participant hereby purchases from Micro, that number of Shares set forth on the signature page hereof, pursuant to the terms of the Plan and this Agreement.

            SECTION 3. PAYMENT. The purchase price set forth on the signature page hereof (the "Purchase Price") for the Shares shall be payable by Participant to Micro upon the execution hereof in either (i) cash or (ii) such other means, including a note payable to Micro, as the Committee may approve or permit from time to time. Payment in currency or by check, bank draft, cashier's check, postal money order or wire transfer shall be considered payment in cash provided any such instrument is honored upon presentation.

            SECTION 4. INVESTMENT REPRESENTATIONS. Participant represents and warrants to Micro that he is acquiring the Shares for investment purposes only, solely for his own account, and not with a view to, or for resale in connection with, any distribution thereof. Participant acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), and, in addition to the other restrictions set forth herein, the Shares may not be resold by Participant unless the Shares are registered under the 1933 Act or, in the opinion of Micro's counsel, such registration is not required under the 1933 Act (or any other applicable law, regulation or rule) with respect to such proposed resale.
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            SECTION 5. CERTAIN AGREEMENTS AND UNDERTAKINGS. (a) Participant
agrees to sell all or part of the Shares acquired hereunder in a Control Block Transfer (within the meaning of the Transfer Restrictions Agreement) if Holders (as defined in such Agreement) are required to sell Shares in such transaction. The number of Shares to be sold by Participant in any such transaction shall be determined as if Participant were a Holder (as defined in the Transfer Restrictions Agreement).

            (b) Participant shall have the right to sell Shares acquired hereunder in a Control Block Transfer pursuant to the terms and conditions, and subject to the limitations, of the Transfer Restrictions Agreement as if Participant were a Holder thereunder.

            (c) During the period commencing on the date that Shares first become Unrestricted Shares (as hereinafter defined) and ending one year thereafter, provided that the first underwritten registered public offering in the United States of shares of any class of common stock of Micro has occurred, Micro shall use reasonable efforts to register the Unrestricted Shares or any other shares to which they are converted upon transfer under the 1933 Act, if such is required, to enable them to be sold in the public market. Such registration shall be at such time and on such terms and conditions as Micro may reasonably determine, giving due regard to Micro's other registration obligations.

            (d) Participant agrees to be bound by, and undertakes to observe, all provisions of the Registration Rights Agreement applicable to a Holder (as defined therein), and, in consideration therefor, Micro agrees to extend to Participant in respect of Unrestricted Shares the "Piggy-Back" registration rights of a Holder under such Agreement.

            SECTION 6. IMPROPER TRANSFERS. (a)(i) Participant shall not be permitted to offer, sell, assign, grant a participation in, pledge or otherwise transfer ("TRANSFER") any Shares (or any interest therein) except as specifically provided in this Agreement or as consented to in writing by Micro.

            (ii) Any attempt to Transfer any Shares not in compliance with this Agreement shall be null and void and neither Micro nor any transfer agent of Micro shall register, or otherwise recognize in Micro's records, any such improper Transfer.

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            (iii) No Participant shall enter into any transaction or series of transactions for the purpose or with the effect of, directly or indirectly, denying or impairing the rights or obligations of any Person under this Agreement, and any such transaction shall be null and void and, to the extent that such transaction requires any action by Micro, it shall not be registered or otherwise recognized in Micro's records or otherwise.

            (b)(i) If Participant's employment with Micro or any Affiliate is terminated for any reason other than death, disability (as defined in Section 7(c)(i) hereof) or retirement (as defined in Section 7(c)(i) hereof) prior to the time when all Shares have become Unrestricted Shares (as determined below), Restricted Shares (as determined below) shall be repurchased by Micro at the lower of (x) the Purchase Price and (y) the Fair Market Value of such Shares on the Repurchase Date (as defined below). Except as the Committee may otherwise determine, for purposes hereof any termination of a participant's employment for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination.

            (ii) If Participant's employment with Micro or any Affiliate is terminated by death or disability, all Restricted Shares shall become Unrestricted Shares as of the date of such termination.

            (iii) If Participant's employment with Micro or any Affiliate is terminated by retirement, Micro shall, except as the Committee may otherwise determine, repurchase any Restricted Shares held by such Participant. Such repurchase price shall be the lower of (x) the Purchase Price and (y) the Fair Market Value of such Shares on such date following such retirement as Micro shall determine in its sole discretion plus, in either case, the sum (such sum being the "MAKE WHOLE AMOUNT") of (A) all out-of-pocket financing costs and tax liability incurred by Participant in connection with the acquisition of such Restricted Shares and (B) an amount determined by Micro such that after payment by Participant of all applicable federal, state and local taxes (computed at the applicable marginal rates) ("TAXES") deemed by Micro to be payable by Participant upon Participant's receipt of an amount equal to the amount in (A), Participant retains an amount equal to the Taxes imposed upon the amount set forth in (A).

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            (iv) Unrestricted Shares will not be subject to the repurchase provisions of this Paragraph 6(b) but shall be subject to the applicable provisions of Paragraphs 7, 8 and 9 below and the other applicable provisions of this Agreement. For purposes of this Agreement, the Repurchase Date shall be the date Micro receives or gives notice of any termination of employment. Initially, all Shares purchased hereunder shall be Restricted Shares. Beginning on April 1, 1998, the number of Shares purchased hereunder that are Restricted Shares and Unrestricted Shares, as the case may be, shall be determined as follows.

                                        Restricted     Unrestricted
 On or after     and      Prior to        Shares          Shares
 -----------     ---      --------        ------          ------
April 1, 1998           April 1, 1999       50%             50%

April 1, 1999           April 1, 2000       25%             75%

April 1, 2000                                0%            100%


            SECTION 7. SHARE REPURCHASES. (a) If the Participant ceases to be employed by Micro, Participant shall be bound to sell to Micro, and Micro, subject to Section 8(d), shall be bound to purchase from Participant, the Unrestricted Shares subject hereto (the "REPURCHASED SHARES") at the purchase price, payable in cash, specified in clause (b) below and otherwise in the manner set forth herein.

            (b) The purchase price for sales made pursuant to this Section 7 shall be (i) in the case of any termination in connection with which the Board (or the appropriate committee thereof) determines, in its sole discretion, that Participant has committed acts of dishonesty or disloyalty or acts substantially detrimental to the welfare of Micro, the lower of the Purchase Price and the Fair Market Value of the Repurchased Shares, and (ii) in the case of any other termination, the Fair Market Value of those Repurchased Shares, in any such case, as of the end of the last calendar quarter occurring on or immediately preceding the date of such termination or, in the case of any election to sell in quarterly or annual installments under clause (c)(i), the date of such quarterly or annual installments.

            (c)(i) In the event of any termination by reason of Participant's physical or mental disability resulting in such Participant being unable for a period of 12 consecutive months or for an aggregate of 12 months in any 24 consecutive month period to perform his duties or retirement either in accordance with a tax-qualified retirement plan of Micro or with the consent of the Board (or the appropriate

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committee thereof), Participant or, if applicable, his legal representative, may elect, within 60 days after such termination, to effect the repurchase in one lump sum or in equal quarterly or annual installments over a period of time not to exceed five years from the date of such termination. If the election is made to sell the Repurchased Shares in installments, the closing of each installment repurchase shall take place within 60 days after the end of the quarterly or yearly period elected by such holder for the repurchases upon at least five days' prior written notice by Micro of the date, time and place of the closing of such repurchase.

            (ii) In the event of any other such termination, the closing of the repurchase shall be consummated as promptly as practicable following such termination upon at least five days' prior notice by Micro of the date, time and place of the closing of such repurchase.

            SECTION 8. PUT AND CALL RIGHTS. (a) Participant shall have the right, exercisable by written notice (the "PUT NOTICE") to Micro at any time, to cause Micro to purchase all or any portion of the Shares subject hereto. The put price ("PUT PRICE") for Unrestricted Shares shall be an aggregate amount in cash equal to the Fair Market Value of such Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of receipt by Micro of the Put Notice ("PUT VALUATION DATE"). The Put Price for Restricted Shares shall be the lower of the Purchase Price and the Fair Market Value on the Put Valuation Date.

            (b) Micro shall have the right, exercisable by written notice (the "CALL NOTICE") to Participant at any time, to purchase from Participant all or any portion of the Shares subject hereto. The call price ("CALL PRICE") for Unrestricted Shares shall be an aggregate amount in cash equal to the Fair Market Value of such Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of receipt by Participant of the Call Notice. The Call Price for Restricted Shares shall be the Purchase Price plus the applicable Make Whole Amount.

            (c) Any closing of the purchase of Shares under this Section 8 shall be consummated as soon as practicable following receipt of the Put Notice or the Call Notice, as the case may be, upon at least five days' prior written notice by Micro of the date, time and place of such closing.

            (d) Micro shall not be obligated to make any such purchase under
Section 6(b), Section 7(a) or Section 8(a) if

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
Micro determines in good faith that such purchase would affect the qualification of the transactions contemplated by the Exchange Agreement or Reorganization Agreement (as defined in the Exchange Agreement) for tax-free treatment under Section 355 of the Code.

            SECTION 9. LAPSE OF RESTRICTIONS. Notwithstanding anything else contained herein, Participant shall after the first underwritten registered public offering in the United States of shares of any class of common stock of Micro be free to Transfer any Unrestricted Shares to any Person at any time without restriction of any kind except such as may be imposed by applicable securities laws, rules and regulations, and Micro shall not be obligated, nor shall it have any preferential right or option, under Sections 7 or 8 or otherwise, to purchase or otherwise acquire Shares from Participant except to purchase or otherwise acquire Restricted Shares pursuant to Section 6(b) or
Section 8(a) hereof. Notwithstanding the occurrence of such public offering, no Participant may Transfer Restricted Shares other than pursuant to Section 6(b) or Section 8(a) hereof or as otherwise permitted in writing by the Committee.

            SECTION 10. NO RIGHT TO EMPLOYMENT. Nothing contained in this Agreement shall constitute, or shall be construed to constitute, a limitation on the right of Micro to terminate Participant's employment at any time, with or without cause or notice.

            SECTION 11. LEGEND; DEPOSIT OF SHARES. (a) Micro and Participant both acknowledge that the stock certificates representing the Shares purchased this day pursuant to the terms of this Agreement by Participant from Micro bear a legend evidencing the existence and tenor of this Agreement and the restrictions hereby imposed upon the transfer or encumbrance of said certificates, and the parties hereto agree that any other stock certificate or certificates representing any interest of Participant in the Shares into which the said certificates may at any time be transferred shall bear the same or a substantially similar legend.

            (b) Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with Micro. Upon the lapse of restrictions applicable to such Shares pursuant to Sections 6 and 9, Micro shall deliver such certificates to the Participant upon request.

            SECTION 12. BINDING ON HEIRS AND LEGAL REPRESENTATIVES. Participant acknowledges and agrees that this Agreement shall be binding upon his heirs and legal representatives in the event of his death or disability.

            SECTION 13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            SECTION 14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

            SECTION 15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 16. REMEDIES. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

            SECTION 17. CONSENT TO JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any Delaware State Court or United States Federal Court sitting in Delaware over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto hereby irrevocably appoints The Corporation Trust Company as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and represents and warrants that such agent has accepted such appointment. Each party hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service shall also be mailed to such party. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 17. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            SECTION 18. COMMUNITY PROPERTY. If Participant's Shares constitute community property, this Agreement has been executed and delivered by the Participant's spouse, who shall be bound hereby.

            IN WITNESS WHEREOF, the parties hereunto have signed this Agreement as of the date first hereinabove written.

Number of Shares:  ______

Purchase Price Per Share:  $  ______

                               INGRAM MICRO INC.

                               By:______________________
                               Name:____________________
                               Title:___________________

                               1600 Saint Andrew Place
                               Santa Ana, CA 92705
                               Telecopy: (714) 566-7900




                               _________________________
                               Participant

                                    EXHIBIT B

                              ACQUISITION AGREEMENT
                       (KEY EMPLOYEE STOCK PURCHASE PLAN)
                               (RESTRICTED STOCK)

            This Agreement, entered into this ______ day of _____________, 1996 by and between INGRAM MICRO INC., a Delaware corporation ("MICRO"), and _________________ ("PARTICIPANT").

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. All capitalized terms used but not defined herein will have the meaning given those terms in the Ingram Micro Inc. Key Employee Stock Purchase Plan (the "PLAN").

            SECTION 2. AWARD OF SHARES. Company hereby awards to Participant that number of Shares set forth on the signature page hereof, pursuant to the terms of the Plan and this Agreement.

            SECTION 3. INVESTMENT REPRESENTATIONS. Participant represents and warrants to Micro that he is acquiring the Shares for investment purposes only, solely for his own account, and not with a view to, or for resale in connection with, any distribution thereof. Participant acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), and, in addition to the other restrictions set forth herein, the Shares may not be resold by Participant unless the Shares are registered under the 1933 Act or, in the opinion of Micro's counsel, such registration is not required under the 1933 Act (or any other applicable law, regulation or rule) with respect to such proposed resale.

            SECTION 4. CERTAIN AGREEMENTS AND UNDERTAKINGS. (a) Participant agrees to sell all or part of the Shares acquired hereunder in a Control Block Transfer (within the meaning of the Transfer Restrictions Agreement) if Holders (as defined in such Agreement) are required to sell Shares in such transaction. The number of Shares to be sold by Participant in any such transaction shall be determined as if Participant were a Holder (as defined in the Transfer Restrictions Agreement).

            (b) Participant shall have the right to sell Shares acquired hereunder in a Control Block Transfer pursuant to the terms and conditions, and subject to the limitations, of the Transfer Restrictions Agreement as if Participant were a Holder thereunder.

            (c) Participant agrees to be bound by, and undertakes to observe, all provisions of the Registration Rights Agreement applicable to a Holder (as defined therein), and, in consideration therefor, Micro agrees to extend to Participant in respect of Unrestricted Shares (as hereinafter defined) the "Piggy-Back" registration rights of a Holder under such Agreement.

            SECTION 5. IMPROPER TRANSFERS. (a)(i) Participant shall not be permitted to offer, sell, assign, grant a participation in, pledge or otherwise transfer ("TRANSFER") any Shares (or any interest therein) except as specifically provided in this Agreement or as consented to in writing by Micro.

            (ii) Any attempt to Transfer any Shares not in compliance with this Agreement shall be null and void and neither Micro nor any transfer agent of Micro shall register, or otherwise recognize in Micro's records, any such improper Transfer.

            (iii) No Participant shall enter into any transaction or series of transactions for the purpose or with the effect of, directly or indirectly, denying or impairing the rights or obligations of any Person under this Agreement, and any such transaction shall be null and void and, to the extent that such transaction requires any action by Micro, it shall not be registered or otherwise recognized in Micro's records or otherwise.

            (b)(i) If Participant's employment with Micro or any Affiliate is terminated for any reason other than death, disability (as defined in Section 6(c)(i) hereof) or retirement (as defined in Section 6(c)(i) hereof) prior to April 1, 2001, all shares of Restricted Stock (as determined below) shall be immediately forfeited to Micro. Except as the Committee may otherwise determine, for purposes hereof any termination of a participant's employment for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination.

            (ii) If Participant's employment with Micro or any Affiliate is terminated by death or disability, all shares of Restricted Stock shall become Unrestricted Shares as of the date of such termination.

            (iii) If Participant's employment with Micro or any Affiliate is terminated by retirement, all shares of Restricted Stock shall, except as the Committee may otherwise determine, be immediately forfeited to Micro.

            (iv) Unrestricted Shares (as determined below) will not be subject to this Paragraph 5(b) but shall be subject to the applicable provisions of Paragraphs 6, 7 and 8 below and the other applicable provisions of this Agreement. Initially, all Shares acquired hereunder shall be shares of Restricted Stock. Thereafter, the number of Shares acquired hereunder that are shares of Restricted Stock and Unrestricted Shares, as the case may be, shall be determined as follows.

                                         Shares of
                                         Restricted      Unrestricted
 On or after     and      Prior to         Stock            Shares
 -----------     ---      ---------        -----            ------
April 1, 1996           April 1, 1998       100%               0%

April 1, 1998           April 1, 1999        75%              25%

April 1, 1999           April 1, 2000        50%              50%

April 1, 2000           April 1, 2001        25%              75%

April 1, 2001                                 0%             100%


            SECTION 6. UNRESTRICTED SHARE FORFEITURES AND REACQUISITIONS. (a)(i) In the case of any termination in connection with which the Board (or the appropriate committee thereof) determines, in its sole discretion, that Participant has committed acts of dishonesty or disloyalty or acts substantially detrimental to the welfare of Micro or an Affiliate, all shares of Unrestricted Stock shall be immediately forfeited to Micro.

            (ii) If the Participant ceases to be employed by Micro other than as provided in (i) above, Participant shall be bound to sell to Micro, and Micro, subject to Section 7(d), shall be bound to purchase from Participant, the Unrestricted Shares subject hereto (the "REACQUIRED SHARES") at the purchase price, if any, payable in cash, specified in clause (b) below and otherwise in the manner set forth herein.

            (b) The purchase price for sales made pursuant to Section 6(a)(ii) shall be the Fair Market Value of the Reacquired Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of such termination or, in the case of any election to sell in quarterly or annual installments under clause (c)(i), the date of such quarterly or annual installments.

            (c)(i) In the event of any such termination by reason of Participant's physical or mental disability resulting in such Participant being unable for a period of 12 consecutive months or for an aggregate of 12 months in any 24 consecutive month period to perform his duties or retirement either in accordance with a tax-qualified retirement plan of Micro or with the consent of the Board (or the appropriate committee thereof), Participant or, if applicable, his legal representative, may elect, within 60 days after such termination, to effect the acquisition of the Unrestricted Shares in one lump sum or in equal quarterly or annual installments over a period of time not to exceed five years from the date of such termination. If the election is made to sell the Reacquired Shares in installments, the closing of each installment repurchase shall take place within 60 days after the end of the quarterly or yearly period elected by such holder for the reacquisition upon at least five days' prior written notice by Micro of the date, time and place of the closing of such reacquisition.

            (ii) In the event of any other such termination, the closing of the reacquisition shall be consummated as promptly as practicable following such termination upon at least five days' prior notice by Micro of the date, time and place of the closing of such reacquisition.

            SECTION 7. PUT AND CALL RIGHTS. (a) Participant shall have the right, exercisable by written notice (the "PUT NOTICE") to Micro at any time, to cause Micro to purchase all or any portion of the Unrestricted Shares subject hereto. The put price ("PUT PRICE") for Unrestricted Shares shall be an aggregate amount in cash equal to the Fair Market Value of such Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of receipt by Micro of the Put Notice.

            (b) Micro shall have the right, exercisable by written notice (the "CALL NOTICE") to Participant at any time, to purchase from Participant all or any portion of the Shares subject hereto. The call price ("CALL PRICE") for Unrestricted Shares shall be an aggregate amount in cash equal to the Fair Market Value of such Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of receipt by Participant of the Call Notice. The Call Price for Restricted Stock shall be the sum of (x) all out-of-pocket financing costs and tax liability incurred by Participant in connection with the acquisition of such Restricted Stock and (y) an amount determined by Micro such that after payment by Participant of all federal, state and local taxes (computed at the applicable marginal rates) ("TAXES") deemed by Micro to be payable by the Participant upon Participant's receipt of an amount equal to the amount in (x), Participant retains an amount equal to the Taxes imposed upon the amount set forth in (x). The Put Notice must be delivered to Micro prior to the end of the Exercise Period.

            (c) Any closing of the purchase of Shares under this Section 6 shall be consummated as soon as practicable following receipt of the Call Notice upon at least five days' prior written notice by Micro of the date, time and place of such closing.

            (d) Micro shall not be obligated to make any purchase under Section 6(a)(ii) or Section 7(a) if Micro determines in good faith that such purchase would affect the qualification of the transactions contemplated by the Exchange Agreement or Reorganization Agreement (as defined in the Exchange Agreement) for tax-free treatment under Section 355 of the Code.

            SECTION 8. LAPSE OF RESTRICTIONS. Notwithstanding anything else contained herein, Participant shall after the first underwritten registered public offering in the United States of shares of any class of common stock of Micro be free to Transfer any Unrestricted Shares to any Person at any time without restriction of any kind except such as may be imposed by applicable securities laws, rules and regulations, and Micro shall not be obligated, nor shall it have any preferential right or option, under Sections 6 or 7 or otherwise, to purchase or otherwise acquire Restricted Shares from Participant except to purchase or otherwise acquire shares of Restricted Stock pursuant to
Section 5(b) hereof. Notwithstanding the occurrence of such public offering, no Participant may Transfer Restricted Shares other than pursuant to Section 5(b) hereof or as otherwise permitted in writing by the Committee.

            SECTION 9. NO RIGHT TO EMPLOYMENT. Nothing contained in this Agreement shall constitute, or shall be construed to constitute, a limitation on the right of Micro to terminate Participant's employment at any time, with or without cause or notice.

            SECTION 10. LEGEND; DEPOSIT OF SHARES. (a) Micro and Participant both acknowledge that the stock certificates representing the Shares acquired this day pursuant to the terms of this Agreement by Participant from Micro bear a legend evidencing the existence and tenor of this Agreement and the restrictions hereby imposed upon the transfer or encumbrance of said certificates, and the parties hereto agree that any other stock certificate or certificates representing any interest of Participant in the Shares into which the said certificates may at any time be transferred shall bear the same or a substantially similar legend.

            (b) Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with Micro. Upon the lapse of restrictions applicable to such Shares pursuant to Sections 4 and 7, Micro shall deliver such certificates to the Participant upon request.

            SECTION 11. BINDING ON HEIRS AND LEGAL REPRESENTATIVES. Participant acknowledges and agrees that this Agreement shall be binding upon his heirs and legal representatives in the event of his death or disability.

            SECTION 12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            SECTION 13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

            SECTION 14. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 15. REMEDIES. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

            SECTION 16. CONSENT TO JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any Delaware State Court or United States Federal Court sitting in the Delaware over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto hereby irrevocably appoints The Corporation Trust Company as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and represents and warrants that such agent has accepted such appointment. Each party hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service shall also be mailed to such party. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 16. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            SECTION 17. COMMUNITY PROPERTY. If Participant's Shares constitute community property, this Agreement has been executed and delivered by the Participant's spouse, who shall be bound hereby.

            IN WITNESS WHEREOF, the parties hereunto have signed this Agreement as of the date first hereinabove written.

Number of Shares:  ______

                            INGRAM MICRO INC.


                            By:______________________
                            Name:____________________
                            Title:___________________

                            1600 Saint Andrew Place
                            Santa Ana, CA 92705
                            Telecopy: (714) 566-7900



                            _________________________
                            Participant